written consent AND JOINT ACTION

OF THE MAJORITY OF THE MEMBERS

of

GLOBAL ENERGY GROUP LLC

Dated as of June 30, 2013

THE UNDERSIGNED, Members being the majority of the holders of the voting “Membership Interests”, of Global Energy Group LLC, a Georgia Limited Liability Company, (the “Company”), pursuant to the laws of the State of Georgia and the Company Operating Agreement of the Company, does hereby waive all notice of the time, place and purposes of a meeting of the Members of the Company and does hereby adopt the resolutions set forth below and upon execution of this consent (the “Consent”), the resolutions set forth below shall be deemed to have been adopted to the same extent and to have the same force and effect as those adopted in a formal meeting of the Members, duly called and held for the purpose of acting upon proposals to adopt such resolutions:

THEREFORE, BE IT RESOLVED, that the Members have determined that it is in their best interests to take the following actions;

  Acceptance of New Members into the Company: That the proposal that Metwood Inc., a corporation organized and existing under the laws of Nevada be accepted as a Member of the Company is hereby accepted. In accordance with the agreements of the Members of the Company, Metwood Inc., and the Membership Interests of the Company shall henceforth be as follows:

Member Percentage Interest

1. Rainco Management LLC 01.00%

2. Metwood Inc. 99.00%

FURTHER RESOLVED, that “the Member” of the Company be, and is hereby authorized and directed to take all such further action and to execute, deliver, certify and file all such instruments and documents in the name of, and on behalf of the Company, as in its judgment that shall be necessary or advisable in order to carry out fully the intent, and to accomplish the purposes of the foregoing resolutions.

THIS RESOLUTION of the Majority of the Members of Global Energy Group LLC, may be executed in more then one counterpart, each of which shall be deemed an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the foregoing resolutions were duly adopted by the undersigned Members of the Company, as of the date first written above.

PREMIER EXECUTIVE TRUST

By: /s/ Earnest H. Delong

Name: Earnest H. Delong

Its: Trustee

IBADAH LIFE TRUST

By: /s/ Earnest H. Delong

Name: Earnest H. Delong

Its: Trustee

GHANIMAH HOLDINGS TRUST

By: /s/ Earnest H. Delong

Name: Earnest H. Delong

Its: Trustee

RAINCO HOLDINGS TRUST

By: /s/ Earnest H. Delong

Name: Earnest H. Delong

Its: Trustee

FALAH FAMILY TRUST

By: /s/ Earnest H. Delong

Name: Earnest H. Delong

Its: Trustee

YANG FAMILIY TRUST

By: /s/ Reginald Garnett

Name: Reginald Garnett

Its: Trustee

GRAND EXECUTIVE TRUST

By: /s/ Reginald Garnett

Name: Reginald Garnett

Its: Trustee